Exhibit 10.4

ICONIX BRAND GROUP, INC.

RESTRICTED STOCK PERFORMANCE UNIT AGREEMENT

To:  Neil R. Cole

Date of Award:  September 23, 2009

You are hereby awarded (the “Award”), effective as of the date hereof, 472,673 restricted stock performance units (“Unit or PSUs”, as the case may be) each of which shall represent the right to receive one share (the “Share”) of common stock $.001 par value (“Common Stock”), of Iconix Brand Group, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2009 Equity Incentive Plan (the “Plan”), subject to certain vesting restrictions specified below (the “Vesting”).

This Award is made pursuant to Section 2.4.2 of the Employment Agreement (“Employment Agreement”) entered into between you and the Company effective January 1, 2008, as amended by the agreement between you and the Company entered into on May 21, 2008. Pursuant to Sections 2 and 12f. of the Plan, for purposes of this Award, the term “Cause” shall be as defined in the Employment Agreement.  Defined terms that are not otherwise defined in the Plan or this Award, are as defined in the Employment Agreement.  This Award is intended to comply with the terms of the Employment Agreement and the terms of the Plan, and in the event of any inconsistency between the terms of the Employment Agreement and the terms of the Plan, the terms of the Plan shall control.

During the period commencing on the Award date and terminating on the fifth anniversary of the Effective Date, except as otherwise provided herein, the Units may not be sold, assigned, transferred, pledged, or otherwise encumbered and are subject to forfeiture as provided herein.

Vesting

The PSUs shall be performance based and shall vest based on the achievement of annual performance goals as described on Exhibit C to your Employment Agreement, which is incorporated herein by reference (“Exhibit C”), and upon certification of achievement by the Compensation Committee as set forth on Exhibit C. For purposes of determining vesting of the PSU’s, one third of the PSU’s shall relate to each of the Performance Periods from January 1 through December 31, commencing with the period January 1, 2010 though December 31, 2010, and ending with the period from January 1, 2012 through December 31, 2012.

Notwithstanding anything to the contrary contained herein or in the Employment Agreement, in the event of a Change in Control (as defined, for the purposes of this Award, in Section 5.4.4 of the Employment Agreement), (x) the unvested PSUs shall vest as follows:  (a) with regard to the PSUs that could vest in the calendar year of the Change of Control, based on the achievement of the performance goals for the year in which such Change in Control occurs (including as a result of achieved aggregate growth), calculated as of the date of such Change in Control (with the date on which the Change of Control occurs being deemed to be the end of a Performance Period for purposes of the calculations set forth on Exhibit C, but with no adjustment of the level of the goals), and (b) with regard to the PSUs that could otherwise only vest in calendar years after the Change in Control, based on the achievement of the performance goals for later Performance Periods that would be deemed to have been achieved as of the date of the Change of Control (with the date on which the Change of Control occurs being deemed to be the end of each such later Performance Period for purposes of the calculations set forth on Exhibit C, but with no adjustment of the level of the goals), including, in the case of clauses (a) and (b), as a consequence of the price per share of the Common Stock (including as a result of a deemed liquidation following a Change in Control which is a sale of the Company’s assets) being paid by the acquirer in connection with the Change in Control and (y) any portion of the PSUs that remains unvested on the date of such Change in Control after giving effect to the foregoing clause (x) shall be forfeited as of the date of such Change in Control.

Notwithstanding the foregoing, in the event of a termination of your employment with the Company prior to any Performance Vesting Date, your then unvested PSUs as of a Date of Termination shall vest or be forfeited as follows:

1.
If Termination upon Death, the portion of the PSUs subject to vesting in the calendar year the Date of Termination occurs (including, as a result of achieved aggregate growth) shall immediately become vested on the certification of the Compensation Committee promptly after the Date of Termination based on the achievement of the performance goals for such year, calculated through the Date of Termination (with the Date of Termination being deemed to be the end of a Performance Period for purposes of the calculations set forth on Exhibit C, but with no adjustment of the level of goals), and shall be distributed to your estate in shares of Common Stock sixty (60) days after the Date of Termination.  After giving effect to the foregoing, any portion of the PSUs that remain unvested on the certification following the Date of Termination shall be forfeited as of the Date of Termination.

2.
If Termination upon Disability, subject to Section 5.4.8 of the Employment Agreement, the portion of the PSUs subject to vesting in the calendar year the Date of Termination occurs (including, as a result of achieved aggregate growth) shall immediately become vested on the certification of the Compensation Committee promptly after the Date of Termination based on the achievement of the performance goals for such year, calculated through the Date of Termination (with the Date of Termination being deemed to be the end of a Performance Period for purposes of the calculations set forth on Exhibit C, but with no adjustment of the level of goals), and shall be distributed in shares of Common Stock to you as provided in, and subject to, Sections 5.4.8 and 9.8.2. of the Employment Agreement.  After giving effect to the foregoing, any portion of the PSUs that remain unvested on the certification following the Date of Termination shall be forfeited as of the Date of Termination.

3.
If Termination is without Cause or for Good Reason, subject to Section 5.4.8 of the Employment Agreement, the portion of the PSUs subject to vesting in the calendar year the Date of Termination occurs (including, as a result of achieved aggregate growth) shall immediately become vested on the certification of the Compensation Committee promptly after the Date of Termination based on the achievement of the performance goals for such year calculated through the Date of Termination (with the Date of Termination being deemed to be the end of a Performance Period for purposes of the calculations set forth on Exhibit C, but with no adjustment of the level of the goals), and shall be distributed in shares of Common Stock to you as provided in, and subject to, Sections 5.4.8 and 9.8.2. of the Employment Agreement.  After giving effect to the foregoing, any portion of the PSUs that remain unvested on the certification following the Date of Termination shall be forfeited as of the Date of Termination..

4.	If Termination is for Cause or without Good Reason, 100% of the then unvested PSUs shall be forfeited.

Payment

Other than as provided in the immediately preceding clauses 1, 2 and 3 as to conditions and timing of distribution of Common Stock with respect to PSUs vesting as a result of a termination of your employment and Section 9.8.2 of the Employment Agreement with regard to equity distributed as a result of your incurring a Separation from Service as an employee of the Company, any vested portion of the PSUs shall be distributed to you in shares of Common Stock in the year following the year of each applicable Performance Vesting Date following the Compensation Committee’s certification of the level of attainment of the annual performance goals.  Notwithstanding anything to the contrary contained herein or in the Employment Agreement, except as to Sections 5.4.8 and 9.8.2 of the Employment Agreement, all vested PSUs (including those vested in connection with a Change in Control) shall be distributed to you in shares of Common Stock simultaneous with the Company’s incurring a Change in Control.

Dividends
With respect to the PSUs, you will have the right to receive dividend equivalents (in cash or in kind, as the case may be) in respect of any dividend distributed to holders of Common Stock of record on and after the Date of Award; provided, that any such dividend equivalents shall be subject to the same restrictions as the PSUs with regard to which they are issued, including without limitation, as to vesting (including accelerated vesting) and time of distribution.  All such withheld dividends shall not earn interest, except as otherwise determined by the Administrator.  You will not receive withheld dividends on any PSUs which are forfeited and all such dividends shall be forfeited along with the PSUs which are forfeited.

Tax Withholding
The Company shall have the right to withhold from your compensation an amount sufficient to fulfill its or its Affiliate’s obligations for any applicable withholding and employment taxes.  Alternatively, the Company may require you to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld.  The Company may withhold from any cash dividends paid with respect to PSUs an amount sufficient to cover taxes owed, if any, as a result of the dividend payment.  The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Administrator, subject to applicable federal, state, local and foreign laws.  The Company shall have a lien and security interest in the Shares and any accumulated dividends to secure your obligations hereunder.

Tax Representations
You hereby represent and warrant to the Company as follows:

(a)           You have reviewed with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  You are relying solely on such advisors and not on any statements or representations of the Company or any of its Employees or agents.

(b)           You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

Securities Law Representations
The following two paragraphs shall be applicable if, on the date of issuance of the Shares, no registration statement and current prospectus under the Securities Act of 1933, as amended (the “1933 Act”), covers the issuance by the Company to you of Shares, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

  (a)          You hereby agree, warrant and represent that you will acquire the Shares to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Shares to be issued hereunder without an effective registration statement under the 1933 Act, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

  (b)          The certificates for Shares to be issued to you hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

Stock Dividend, Stock Split and Similar Capital Changes
In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances, the number and kind of Units and shares subject to this Agreement shall be appropriately adjusted in a manner to be determined in the sole discretion of the Administrator, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.  Any Units or shares of Common Stock or other securities received, as a result of the foregoing, by you with respect to the PSUs shall be subject to the same restrictions as the PSUs, the certificate or other instruments evidencing such shares of Common Stock or other securities shall be legended as provided above with respect to the PSUs, and any cash dividends received with respect to such Units shall be subject to the same restrictions as dividend equivalents with respect to the PSUs.

Non-Transferability	Unvested PSUs are not transferable.

No Effect on Employment
Nothing herein guarantees you employment for any specified period of time.  This means that, except as provided in the Employment Agreement, either you or the Company or any of its Affiliates may terminate your employment at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, you may terminate your employment or the Company or any of its Affiliates may terminate your employment prior to the date on which your Units become vested.

No Effect on Corporate Authority
You understand and agree that the existence of this Agreement will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preferences ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Arbitration
Any dispute or disagreement between you and the Company with respect to any portion of this Agreement or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with Section 9.7 of the Employment Agreement and to the extent provided therein Section 2.4.2 of the Employment Agreement and Exhibit C.  However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this Agreement amicably and informally, in good faith, for a period not to exceed two weeks.  Thereafter, subject to the foregoing, the dispute or disagreement will be submitted to arbitration.  At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement.

Governing Law	The laws of the State of Delaware will govern all matters relating to this Agreement, without regard to the principles of conflict of laws.

Notices
Any notice you give to the Company must be in writing and either hand-delivered or mailed to the executive office of the Company. If mailed, it should be addressed to the Executive Vice President and General Counsel of the Company.  Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Copies of notices should also be provided to:

For the Company:

Robert Mittman
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, N.Y. 10174
Direct: 212-885-5555
Fax: 212-885-5557

For you: Bradley P. Cost Bachelder Law Offices 780 Third Avenue New York, New York 10017 Direct: 212-497-1331 Main: 212-319-3900 Fax: 212-319-3070

Agreement Subject to Plan; Entire Agreement
This Agreement shall be subject to the terms of the Plan in effect on the date hereof, subject to “Conflicting Terms” below, which terms are hereby incorporated herein by reference and made a part hereof.  This Agreement constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company

Conflicting Terms	Wherever a conflict may arise between the terms of this Agreement and the terms of the Plan in effect on the date hereof, the terms of the Plan will control.

Please sign the Acknowledgement attached to this Restricted Stock Performance Unit Agreement and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

ICONIX BRAND GROUP, INC.

By:	/s/ Warren Clamen

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of the Restricted Stock Performance Unit Agreement.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of the Restricted Stock Performance Unit Agreement.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to this Restricted Stock Performance Unit Agreement.  I accept this Restricted Stock Performance Unit Agreement in full satisfaction of any previous written or oral promise made to me by the Company or any of its Affiliates with respect to PSUs.

Date:  September 23, 2009

/s/ Neil R. Cole
Neil R. Cole